TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Global Allocation Fund (the "Fund")

Supplement dated November 19, 2021 to the
Fund’s Summary Prospectus dated April 30, 2021

IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY

Change in Name & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on November 18, 2021, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund: (1) a name change to the “Touchstone Dynamic Allocation Fund”, (2) certain changes to the Fund's principal investment strategies, and (3) a change in the Fund's secondary benchmark from Bloomberg Barclays Global Allocation Index to Bloomberg US Universal Index. The Fund is structured as a “fund-of-funds” and it seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. The changes detailed herein reflect a change in the Fund’s investment strategy whereby the Fund will invest solely in underlying affiliated Touchstone Funds and will have reduced exposure to foreign fixed-income securities. These changes, which are described below, will occur on or about January 18, 2022.

Accordingly, effective on January 18, 2022, all references to the name of the Fund in the summary prospectus, dated April 30, 2021, as amended from time to time, will be changed to Touchstone Dynamic Allocation Fund. Additionally, effective January 18, 2022, the new secondary benchmark, Bloomberg US Universal Index, will be added to the Average Annual Total Return Table.

Investing solely in underlying affiliated Touchstone Funds, which are actively managed, could affect the Fund’s annual operating expenses by increasing the Fund’s acquired fund fees and expenses (or “AFFE”). Any changes in the Fund’s AFFE will be reflected in the fee table under the heading “The Fund’s Fees and Expenses” in the Fund’s summary prospectus.

The following additional changes to the Fund’s summary prospectus will be made, effective January 18, 2022:

The first paragraph of the section of the Fund’s summary prospectus titled “The Fund’s Principal Investment Strategies” will be removed and replaced with the following:

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity
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and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds). The underlying funds in which the Fund invests will be affiliated funds.

In the section of the Fund’s summary prospectus titled “The Fund’s Principal Risks”, the third paragraph of the “Fund-of-Funds Structure Risk” will be removed and the “Risks of Underlying Funds” will be revised to remove the reference to exchange-traded funds (ETFs) and exchange-traded notes (ETNs).

With respect to the Average Annual Total Returns Table, in the section of the Fund’s summary prospectus titled “The Fund’s Performance”, the Fund’s secondary benchmark index will change from the Bloomberg Barclays Global Aggregate Index to the Bloomberg US Universal Index, effective January 18, 2022. There will be no change to the Fund’s primary benchmark, the MSCI All Country World Index (ACWI).

There are no additional changes to the Fund’s investment strategies except those described herein. In addition, there are no changes to the Fund’s investment advisor or sub-advisor.

Please contact your tax advisor, financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TSMAX-S1-2111